SEMI-ANNUAL REPORT AS OF
SEPTEMBER 30, 2000
(UNAUDITED)

SEI INDEX FUNDS

--------------------------------------------------------------------------------
S&P 500 Index Fund
--------------------------------------------------------------------------------
Bond Index Fund
--------------------------------------------------------------------------------

SEI INVESTMENTS [logo omitted]

TABLE OF CONTENTS
--------------------------------------------------------------------------------



STATEMENTS OF NET ASSETS.............................................     1
STATEMENTS OF OPERATIONS.............................................    12
STATEMENTS OF CHANGES IN NET ASSETS..................................    13
FINANCIAL HIGHLIGHTS.................................................    14
NOTES TO FINANCIAL STATEMENTS........................................    15

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI INDEX FUNDS -- SEPTEMBER 30, 2000 (UNAUDITED)

S&P 500 INDEX FUND
--------------------------------------------------------------------------------
                                                    MARKET
 DESCRIPTION                          SHARES      VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.4%
AEROSPACE & DEFENSE -- 1.1%
   BF Goodrich                        24,050      $    942
   Boeing                            212,471        13,386
   General Dynamics                   46,960         2,950
   Lockheed Martin                   101,132         3,333
   Northrop Grumman                   16,965         1,542
   Raytheon                           80,540         2,290
   United Technologies               110,844         7,676
                                                  --------
                                                    32,119
                                                  --------
AIR TRANSPORTATION -- 0.6%
   AMR*                               35,470         1,159
   Delta Air Lines                    28,970         1,286
   FedEx*                             67,504         2,993
   Honeywell International           189,702         6,758
   Southwest Airlines                118,100         2,864
   Textron                            34,010         1,569
   US Airways Group*                  15,865           483
                                                  --------
                                                    17,112
                                                  --------
APPAREL/TEXTILES -- 0.1%
   Liz Claiborne                      12,650           487
   Russell                             7,665           122
   Springs Industries                  4,270           120
   VF                                 27,160           671
                                                  --------
                                                     1,400
                                                  --------
AUTOMOTIVE -- 1.0%
   Cooper Tire & Rubber               17,200           173
   Dana                               35,357           760
   Delphi Automotive Systems         132,617         2,006
   Ford Motor                        448,238        11,346
   General Motors                    127,030         8,257
   Genuine Parts                      41,392           789
   Goodyear Tire & Rubber             37,070           667
   ITT Industries                     20,865           677
   Navistar International*            14,026           420
   Paccar                             18,108           671
   Rockwell International             43,830         1,326
   TRW                                29,420         1,195
   Visteon                            30,995           469
                                                  --------
                                                    28,756
                                                  --------
BANKS -- 5.3%
   Amsouth Bancorporation             89,200         1,115
   Bank of America                   389,012        20,375
   Bank of New York                  174,800         9,800
   Bank One                          273,601        10,568
   BB&T                               94,700         2,853
   Charter One Financial              49,720         1,212
   Chase Manhattan                   309,865        14,312
   Comerica                           37,050         2,165
   Fifth Third Bancorp               110,075         5,930
   First Union                       233,214         7,507
   Firstar                           226,894         5,077
   FleetBoston Financial             213,644         8,332
   Golden West Financial              37,415         2,006
   Huntington Bancshares              59,553           875
   Keycorp                           101,942         2,580
   Mellon Financial                  115,620         5,362
   National City                     143,800         3,182
   Northern Trust                     52,500         4,666
   Old Kent Financial                 32,405           938
   PNC Financial Services Group       68,460         4,450
   Regions Financial                  51,800         1,175
   SouthTrust                         39,800         1,251
   State Street                       38,200         4,966
   Summit Bancorp                     41,200         1,421
   Suntrust Banks                     70,630         3,518
   Synovus Financial                  67,300         1,426
   Union Planters                     31,900         1,055
   US Bancorp                        176,631         4,018
   Wachovia                           48,178         2,731
   Washington Mutual                 127,647         5,082
   Wells Fargo                       389,852        17,909
                                                  --------
                                                   157,857
                                                  --------
BEAUTY PRODUCTS -- 1.5%
   Alberto-Culver, Cl B               13,180           380
   Avon Products                      56,240         2,299
   Colgate-Palmolive                 135,976         6,418
   Gillette                          249,276         7,696
   International Flavors &
     Fragrances                       23,695           432
   Kimberly-Clark                    127,474         7,115
   Procter & Gamble                  309,708        20,750
                                                  --------
                                                    45,090
                                                  --------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 0.8%
   Clear Channel Communications*     138,635         7,833
   Comcast, Cl A*                    214,254         8,771
   Interpublic Group                  72,900         2,483
   Omnicom Group                      42,100         3,071
   Young & Rubicam                    17,400           861
                                                  --------
                                                    23,019
                                                  --------
BUILDING & CONSTRUCTION -- 0.2%
   Armstrong Holdings                  9,565           114
   Centex                             13,980           449
   Fluor                              17,930           538
   Kaufman & Broad Home               11,437           308
   Masco                             108,280         2,017
   Pulte                               9,590           316
   Vulcan Materials                   23,900           960
                                                  --------
                                                     4,702
                                                  --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI INDEX FUNDS -- SEPTEMBER 30, 2000 (UNAUDITED)

S&P 500 INDEX FUND--CONTINUED
--------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                           SHARES      VALUE (000)
--------------------------------------------------------------------------------
CHEMICALS -- 0.9%
   Air Products & Chemicals           54,340      $  1,956
   Ashland                            16,525           557
   Dow Chemical                      160,550         4,004
   Eastman Chemical                   18,191           672
   EI du Pont de Nemours             246,886        10,230
   Engelhard                          30,217           491
   FMC*                                7,165           481
   Great Lakes Chemical               12,400           363
   Hercules                           25,395           359
   PPG Industries                     41,190         1,635
   Praxair                            37,465         1,400
   Rohm & Haas                        51,323         1,492
   Sigma-Aldrich                      19,100           630
   Union Carbide                      31,965         1,207
   WR Grace*                          15,900           109
                                                  --------
                                                    25,586
                                                  --------
COMPUTERS & SERVICES -- 16.4%
   America Online*                   546,700        29,385
   Apple Computer*                    76,940         1,981
   Autodesk                           13,600           345
   Cabletron Systems*                 43,600         1,281
   Ceridian*                          34,430           966
   Cisco Systems*                  1,680,400        92,842
   Compaq Computer                   402,556        11,102
   Computer Associates
     International                   139,952         3,525
   Computer Sciences*                 39,820         2,957
   Dell Computer*                    612,600        18,876
   Electronic Data Systems           110,500         4,586
   EMC-Mass*                         516,300        51,178
   Gateway*                           76,300         3,567
   Hewlett-Packard                   236,160        22,908
   International Business Machines   416,920        46,904
   Lexmark International*             30,200         1,133
   Microsoft*                      1,246,100        75,155
   NCR*                               22,700           858
   Novell*                            76,900           764
   Oracle*                           666,528        52,489
   Palm*                             133,801         7,083
   Sapient*                           28,100         1,143
   Seagate Technology*                54,200         3,740
   Sun Microsystems*                 375,700        43,863
   Unisys*                            74,085           833
   Veritas Software*                  95,200        13,518
                                                  --------
                                                   492,982
                                                  --------
CONTAINERS & PACKAGING -- 0.1%
   Ball                                6,895           218
   Bemis                              12,590           404
   Crown Cork & Seal                  29,785           318
   Newell Rubbermaid                  63,136         1,440
   Owens-Illinois*                    34,600           320
   Pactiv*                            40,112           449
   Sealed Air*                        19,786           895
                                                  --------
                                                     4,044
                                                  --------
DATA PROCESSING -- 0.5%
   Automatic Data Processing         148,540         9,934
   First Data                         96,004         3,750
   IMS Health                         70,364         1,460
                                                  --------
                                                    15,144
                                                  --------
DIVERSIFIED MANUFACTURING -- 1.2%
   Cooper Industries                  22,095           779
   Crane                              14,419           330
   Danaher                            33,600         1,672
   Illinois Tool Works                71,434         3,991
   Minnesota Mining &
     Manufacturing                    93,630         8,532
   National Service Industries         9,685           189
   Tyco International Ltd.           398,940        20,695
                                                  --------
                                                    36,188
                                                  --------
DRUGS -- 8.2%
   Abbott Laboratories               367,020        17,456
   Allergan                           31,100         2,626
   Alza*                              27,370         2,368
   American Home Products            308,680        17,460
   Biogen*                            35,000         2,135
   Bristol-Myers Squibb              465,380        26,585
   Cardinal Health                    65,758         5,799
   Eli Lilly                         267,420        21,694
   McKesson HBOC                      67,291         2,057
   Medimmune*                         49,700         3,839
   Merck                             544,750        40,550
   Pfizer                          1,495,035        67,183
   Pharmacia                         307,255        18,493
   Schering-Plough                   346,920        16,132
   Watson Pharmaceutical*             24,200         1,570
                                                  --------
                                                   245,947
                                                  --------
ELECTRICAL SERVICES -- 6.9%
   AES*                              108,200         7,412
   Ameren                             32,500         1,361
   American Electric Power            76,265         2,984
   Cinergy                            37,592         1,243
   CMS Energy                         26,100           703
   Consolidated Edison                50,190         1,713
   Constellation Energy Group         35,495         1,766
   CP&L Energy                        37,800         1,576
   Dominion Resources                 56,308         3,269
   DTE Energy                         33,735         1,290
   Duke Energy                        87,106         7,469
   Edison International               77,140         1,490

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                     MARKET
DESCRIPTION                           SHARES      VALUE (000)
--------------------------------------------------------------------------------
   Emerson Electric                  101,130      $  6,776
   Entergy                            52,820         1,968
   FirstEnergy                        54,105         1,457
   Florida Progress                   23,400         1,239
   FPL Group                          42,128         2,770
   General Electric                2,345,380       135,299
   GPU                                28,700           931
   Niagara Mohawk Holdings*           37,965           598
   PECO Energy                        40,175         2,433
   PG&E                               91,345         2,209
   Pinnacle West Capital              20,100         1,023
   PPL                                34,200         1,428
   Public Service Enterprise Group    50,783         2,269
   Reliant Energy                     69,651         3,239
   Southern                          153,626         4,983
   TXU                                62,535         2,478
   Unicom                             41,595         2,337
   XCEL Energy                        80,320         2,209
                                                  --------
                                                   207,922
                                                  --------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT -- 0.7%
   Adaptec*                           23,500           470
   Adobe Systems                      28,400         4,409
   American Power Conversion*         46,100           885
   Eaton                              17,230         1,062
   Johnson Controls                   20,330         1,081
   Millipore                          10,990           532
   Molex                              46,500         2,531
   Sanmina*                           35,800         3,352
   Solectron*                        142,400         6,568
   Tektronix                          11,355           872
   Thomas & Betts                     13,740           240
                                                  --------
                                                    22,002
                                                  --------
ENTERTAINMENT -- 1.4%
   Time Warner                       313,428        24,526
   Walt Disney                       493,601        18,880
                                                  --------
                                                    43,406
                                                  --------
ENVIRONMENTAL SERVICES -- 0.1%
   Allied Waste Industries*           46,600           428
   Ecolab                             30,300         1,093
   Waste Management                  147,214         2,567
                                                  --------
                                                     4,088
                                                  --------
FINANCIAL SERVICES -- 6.8%
   American Express                  315,341        19,157
   Associates First Capital, Cl A    172,492         6,555
   Bear Stearns                       25,507         1,607
   Capital One Financial              46,500         3,258
   Charles Schwab                    326,932        11,606
   CIT Group, Cl A                    62,100         1,087
   Citigroup                       1,067,975        57,737
   Countrywide Credit Industries      27,000         1,019
   Equifax                            33,400           900
   Fannie Mae                        238,560        17,057
   Franklin Resources                 57,700         2,564
   Freddie Mac                       164,600         8,899
   Household International           111,891         6,336
   JP Morgan                          37,630         6,148
   Lehman Brothers Holdings           28,700         4,240
   MBNA                              201,712         7,766
   Merrill Lynch                     190,200        12,553
   Morgan Stanley Dean Witter        266,422        24,361
   Paine Webber Group                 35,000         2,384
   Providian Financial                33,795         4,292
   Stilwell Financial*                53,200         2,314
   T. Rowe Price Associates           28,700         1,347
   USA Education                      36,800         1,773
                                                  --------
                                                   204,960
                                                  --------
FOOD, BEVERAGE & TOBACCO -- 4.2%
   Adolph Coors, Cl B                  8,765           554
   Anheuser-Busch                    214,500         9,076
   Archer-Daniels-Midland            149,728         1,291
   Bestfoods                          65,720         4,781
   Brown-Forman, Cl B                 16,260           890
   Campbell Soup                      99,760         2,581
   Coca-Cola                         586,560        32,334
   Coca-Cola Enterprises              99,100         1,579
   Conagra                           126,184         2,532
   Fortune Brands                     37,140           984
   General Mills                      67,620         2,401
   HJ Heinz                           82,320         3,051
   Hershey Foods                      32,400         1,754
   Kellogg                            96,080         2,324
   Nabisco Group Holdings             77,300         2,203
   Pepsico                           341,680        15,717
   Philip Morris                     533,230        15,697
   Quaker Oats                        31,360         2,481
   Ralston Purina Group               72,680         1,722
   Sara Lee                          205,860         4,182
   Seagram Ltd.                      103,400         5,939
   Supervalu                          31,360           472
   Sysco                              78,920         3,655
   Unilever ADR                      135,350         6,531
   UST                                38,440           879
   Wm. Wrigley Jr.                    26,905         2,015
                                                  --------
                                                   127,625
                                                  --------
FOOTWEAR -- 0.1%
   Nike, Cl B                         63,920         2,561
   Reebok International Ltd.*         13,520           254
                                                  --------
                                                     2,815
                                                  --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI INDEX FUNDS -- SEPTEMBER 30, 2000 (UNAUDITED)

S&P 500 INDEX FUND--CONTINUED
--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                           SHARES    VALUE (000)
--------------------------------------------------------------------------------
GAS/NATURAL GAS -- 0.9%
   Columbia Energy Group              18,872      $  1,340
   Eastern Enterprises                 6,391           408
   EL Paso Energy                     55,030         3,391
   Enron                             174,968        15,332
   KeySpan                            31,800         1,276
   Nicor                              10,900           394
   Oneok                               6,900           274
   Peoples Energy                      8,340           278
   Sempra Energy                      48,327         1,006
   Williams                          104,890         4,432
                                                  --------
                                                    28,131
                                                  --------
HOTEL & MOTEL -- 0.1%
   Harrah's Entertainment*            27,585           759
   Hilton Hotels                      87,305         1,009
   Marriott International, Cl A       56,840         2,071
                                                  --------
                                                     3,839
                                                  --------
HOUSEHOLD PRODUCTS -- 0.2%
   Clorox                             55,618         2,200
   Leggett & Platt                    46,500           735
   Maytag                             18,330           569
   Sherwin-Williams                   38,560           824
   Tupperware                         13,650           246
   Whirlpool                          16,905           657
                                                  --------
                                                     5,231
                                                  --------
INSURANCE -- 3.8%
   Aetna                              33,387         1,939
   Aflac                              62,800         4,023
   Allstate                          173,904         6,043
   American General                   59,839         4,667
   American International Group      547,920        52,429
   AON                                60,375         2,370
   Chubb                              41,418         3,277
   Cigna                              37,290         3,893
   Cincinnati Financial               38,100         1,353
   Conseco                            77,053           588
   Hartford Financial Services        53,130         3,875
   Jefferson-Pilot                    24,405         1,656
   Lincoln National                   45,160         2,173
   Loews                              23,400         1,951
   Marsh & McLennan                   64,215         8,525
   MBIA                               23,300         1,657
   MGIC Investment                    25,200         1,540
   Progressive-Ohio                   17,400         1,425
   Safeco                             30,220           823
   St. Paul                           52,876         2,607
   Torchmark                          30,174           839
   UnitedHealth Group                 38,000         3,753
   UnumProvident                      56,973         1,553
                                                  --------
                                                   112,959
                                                  --------
LEISURE PRODUCTS -- 0.1%
   Brunswick                          20,630           376
   Hasbro                             40,767           466
   Mattel                            100,965         1,130
                                                  --------
                                                     1,972
                                                  --------
MACHINERY & MANUFACTURING OPERATIONS -- 0.4%
   Black & Decker                     19,735           675
   Briggs & Stratton                   5,140           194
   Caterpillar                        81,900         2,764
   Cummins Engine                      9,840           295
   Deere                              55,590         1,848
   Dover                              48,040         2,255
   Ingersoll-Rand                     38,105         1,291
   McDermott International            14,265           157
   Pall                               29,193           582
   Parker-Hannifin                    26,478           894
   Snap-On                            13,897           327
   Stanley Works                      20,430           471
   Timken                             14,340           196
   WW Grainger                        22,280           586
                                                  --------
                                                    12,535
                                                  --------
MARINE TRANSPORTATION -- 0.1%
   Carnival                          139,600         3,438
                                                  --------
MEASURING DEVICES -- 0.5%
   Agilent Technologies*             107,237         5,248
   Mallinckrodt                       15,885           725
   PE Biosystems Group                49,360         5,750
   PerkinElmer                        11,640         1,215
   Thermo Electron*                   41,100         1,069
                                                  --------
                                                    14,007
                                                  --------
MEDICAL PRODUCTS & SERVICES -- 3.0%
   Amgen*                            243,500        17,003
   Bausch & Lomb                      12,580           490
   Baxter International               69,173         5,521
   Becton Dickinson                   59,920         1,584
   Biomet                             42,100         1,474
   Boston Scientific*                 96,200         1,581
   CR Bard                            12,035           508
   Guidant*                           72,700         5,139
   HCA - Healthcare                  132,159         4,906
   Healthsouth*                       91,312           742
   Humana*                            39,300           422
   Johnson & Johnson                 329,240        30,928
   Manor Care*                        24,247           380
   Medtronic                         283,680        14,698
   St. Jude Medical*                  19,950         1,017
   Tenet Healthcare*                  74,560         2,712
   Wellpoint Health Networks*         14,900         1,430
                                                  --------
                                                    90,535
                                                  --------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                           SHARES     VALUE (000)
--------------------------------------------------------------------------------
METAL & METAL INDUSTRIES -- 0.4%
   Alcan Aluminium Ltd.               51,852       $ 1,500
   Alcoa                             205,054         5,190
   Allegheny Technologies             19,274           349
   Barrick Gold                       93,700         1,429
   Bethlehem Steel*                   31,330            94
   Freeport-McMoran Copper
     & Gold, Cl B*                    36,200           319
   Homestake Mining                   62,300           323
   Inco Ltd.*                         43,000           693
   Newmont Mining                     39,822           677
   Nucor                              19,180           578
   Phelps Dodge                       18,680           780
   Placer Dome                        77,529           732
   USX-US Steel Group                 20,967           318
   Worthington Industries             20,322           191
                                                  --------
                                                    13,173
                                                  --------
MISCELLANEOUS BUSINESS SERVICES -- 0.3%
   Cendant*                          171,910         1,870
   Convergys*                         36,400         1,415
   Deluxe                             17,155           348
   Dun & Bradstreet                   38,432         1,324
   Block H&R                          23,170           859
   Paychex                            88,125         4,627
                                                  --------
                                                    10,443
                                                  --------
MOTORCYCLES -- 0.1%
   Harley-Davidson                    71,600         3,428
                                                  --------
OFFICE SUPPLIES & EQUIPMENT -- 0.2%
   Avery Dennison                     26,430         1,226
   Pitney Bowes                       60,420         2,383
   Xerox                             157,850         2,378
                                                  --------
                                                     5,987
                                                  --------
PAPER & PAPER PRODUCTS -- 0.4%
   Boise Cascade                      13,531           359
   Fort James                         48,427         1,480
   Georgia-Pacific Group              40,400           949
   International Paper               114,490         3,284
   Louisiana-Pacific                  24,712           227
   Mead                               24,320           568
   Potlatch                            6,770           214
   Temple-Inland                      12,090           458
   Westvaco                           23,790           635
   Weyerhaeuser                       52,170         2,106
   Willamette Industries              25,900           725
                                                  --------
                                                    11,005
                                                  --------
PETROLEUM & FUEL PRODUCTS -- 5.9%
   Amerada Hess                       21,330         1,428
   Anadarko Petroleum                 57,541         3,824
   Apache                             28,900         1,709
   Baker Hughes                       78,348         2,909
   Burlington Resources               51,063         1,880
   Chevron                           154,520        13,173
   Coastal                            50,804         3,766
   Conoco, Cl B                      147,466         3,972
   Devon Energy                       30,196         1,816
   Exxon Mobil                       824,907        73,520
   Halliburton                       105,510         5,163
   Kerr-McGee                         22,352         1,481
   Occidental Petroleum               87,330         1,905
   Phillips Petroleum                 60,335         3,786
   Rowan*                             22,305           647
   Royal Dutch Petroleum ADR         507,740        30,433
   Schlumberger Ltd.                 134,934        11,107
   Sunoco                             20,670           557
   Texaco                            130,520         6,852
   Tosco                              34,200         1,067
   Transocean Sedco Forex             49,816         2,920
   Unocal                             57,490         2,037
   USX-Marathon Group                 73,935         2,098
                                                  --------
                                                   178,050
                                                  --------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.1%
   Eastman Kodak                      72,865         2,978
   Polaroid                           10,658           143
                                                  --------
                                                     3,121
                                                  --------
PRINTING & PUBLISHING -- 0.5%
   American Greetings, Cl A           15,300           268
   Dow Jones                          20,700         1,252
   Gannett                            62,470         3,311
   Knight Ridder                      17,870           908
   McGraw-Hill                        46,140         2,933
   Meredith                           11,980           353
   New York Times, Cl A               39,560         1,555
   R.R. Donnelley & Sons              28,860           709
   Tribune                            73,020         3,186
                                                  --------
                                                    14,475
                                                  --------
RAILROADS -- 0.2%
   Burlington Northern Santa Fe       95,700         2,064
   CSX                                51,818         1,130
   Norfolk Southern                   90,800         1,328
   Union Pacific                      58,740         2,284
                                                  --------
                                                     6,806
                                                  --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI INDEX FUNDS -- SEPTEMBER 30, 2000 (UNAUDITED)

S&P 500 INDEX FUND--CONCLUDED
--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                           SHARES    VALUE (000)
--------------------------------------------------------------------------------
RETAIL -- 5.5%
   Albertson's                       100,223      $  2,105
   Autozone*                          30,200           685
   Bed Bath & Beyond*                 66,900         1,632
   Best Buy*                          49,000         3,118
   Circuit City Stores-
     Circuit City Group               48,600         1,118
   Cons Stores*                       26,324           355
   CVS                                92,513         4,285
   Darden Restaurants                 28,960           603
   Dillards, Cl A                     22,120           235
   Dollar General                     77,785         1,303
   Federated Department Stores*       49,200         1,285
   Gap                               201,330         4,052
   Harcourt General                   17,266         1,019
   Home Depot                        548,383        29,099
   JC Penney                          61,930           732
   K Mart*                           113,680           682
   Kohl's*                            78,100         4,505
   Kroger*                           195,520         4,411
   Limited                           102,196         2,255
   Longs Drug Stores                   8,990           172
   Lowe's Companies                   90,588         4,065
   May Department Stores              75,243         1,542
   McDonald's                        312,700         9,440
   Nordstrom                          30,860           480
   Office Depot*                      72,400           566
   Radio Shack                        43,988         2,843
   Safeway*                          117,700         5,495
   Sears Roebuck                      81,225         2,633
   Staples*                          107,550         1,526
   Starbucks*                         44,300         1,775
   Target                            215,460         5,521
   Tiffany                            34,400         1,327
   TJX                       69,240         1,558
   Toys 'R' Us*                       51,165           831
   Tricon Global Restaurants*         34,498         1,057
   Wal-Mart Stores                 1,057,640        50,899
   Walgreen                          239,160         9,073
   Wendy's International              26,875           539
   Winn-Dixie Stores                  33,360           480
                                                  --------
                                                   165,301
                                                  --------
SEMI-CONDUCTORS/INSTRUMENTS -- 5.9%
   Advanced Micro Devices*            73,760         1,743
   Altera*                            94,500         4,512
   Analog Devices*                    84,100         6,944
   Applied Materials*                192,100        11,394
   Broadcom, Cl A*                    52,600        12,821
   Conexant Systems*                  53,900         2,257
   Intel                           1,589,860        66,079
   JDS Uniphase*                     221,600        20,983
   Kla-Tencor*                        44,000         1,812
   Linear Technology                  73,700         4,772
   LSI Logic*                         73,500         2,150
   Maxim Integrated Products*         66,900         5,381
   Micron Technology*                133,700         6,150
   National Semiconductor*            42,012         1,691
   Novellus Systems*                  31,000         1,443
   Teradyne*                          41,100         1,439
   Texas Instruments                 409,280        19,313
   Xilinx*                            77,800         6,662
                                                  --------
                                                   177,546
                                                  --------
SOFTWARE -- 1.0%
   BMC Software*                      58,482         1,118
   Citrix Systems*                    44,000           883
   Compuware*                         86,400           724
   Mercury Interactive*               18,900         2,963
   Parametric Technology*             64,500           705
   Peoplesoft*                        66,262         1,851
   Siebel Systems*                    98,700        10,987
   Yahoo*                            130,100        11,839
                                                  --------
                                                    31,070
                                                  --------
TELEPHONE & TELECOMMUNICATION -- 11.6%
   ADC Telecommunications*           167,200         4,496
   Alltel                             74,682         3,897
   Andrew*                            19,215           503
   AT&T                              889,384        26,126
   BellSouth                         443,812        17,863
   CenturyTel                         33,300           907
   Comverse Technology*               36,900         3,985
   Corning                            69,646        20,685
   Global Crossing Ltd.*             208,460         6,462
   Lucent Technologies               790,732        24,167
   Motorola                          516,351        14,587
   Network Appliance*                 74,000         9,426
   Nextel Communications, Cl A*      180,300         8,429
   Nortel Networks                   707,300        42,129
   Qualcomm*                         176,400        12,569
   Qwest Communications
     International*                  393,228        18,900
   SBC Communications                802,585        40,129
   Scientific-Atlanta                 37,668         2,397
   Sprint (FON Group)                209,500         6,141
   Sprint (PCS Group)*               219,800         7,707
   Tellabs*                           97,100         4,637
   Verizon Communications*           643,631        31,176
   Viacom, Cl B*                     359,079        21,006
   Worldcom*                         680,310        20,664
                                                  --------
                                                   348,988
                                                  --------
TESTING LABORATORIES -- 0.0%
   Quintiles Transnational*           27,400           437
                                                  --------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                   SHARES/FACE      MARKET
DESCRIPTION                        AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 0.0%
   Sabre Holdings*                    30,532    $      884
                                                ----------
TRUCKING & LEASING -- 0.0%
   Ryder System                       14,130           261
                                                ----------
WHOLESALE -- 0.1%
   Costco Wholesale*                 105,816         3,697
                                                ----------
Total Common Stocks
   (Cost $1,661,683)                             2,990,083
                                                ----------
U.S. TREASURY OBLIGATIONS -- 0.1%
   United States Treasury Bills (A)
     6.152%, 12/07/00
     5.840%, 12/07/00                $ 3,500         3,461
                                                ----------
Total U.S. Treasury Obligations
   (Cost $3,461)                                     3,461
                                                ----------
REPURCHASE AGREEMENT -- 1.0%
   JP Morgan
     6.600%, dated 09/29/00,
     matures 10/02/00, repurchase
     price $29,681,275 (collateralized
     by various GNMA obligations, par
     value $34,907,532, 6.00%-6.500%,
     10/15/28-04/20/29, total market
     value $30,263,805)               29,670        29,670
                                                ----------
Total Repurchase Agreement
   (Cost $29,670)                                   29,670
                                                ----------
Total Investments -- 100.5%
   (Cost $1,694,814)                             3,023,214
                                                ----------
Other Assets and Liabilities, Net -- (0.5%)        (14,770)
                                                ----------
NET ASSETS:
Fund Shares of Class A
   (unlimited authorization -- no par value)
   based on 22,823,289 outstanding shares
   of beneficial interest                       $  760,394
Fund Shares of Class E
   (unlimited authorization -- no par value)
   based on 44,717,077 outstanding shares
   of beneficial interest                          964,371
Undistributed net investment income                  6,267
Accumulated net realized loss
   on investments                                  (50,051)
Net unrealized depreciation on futures                (937)
Net unrealized appreciation on investments       1,328,400
                                                ----------
Total Net Assets -- 100.0%                       3,008,444
                                                ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                       $44.46
                                                    ======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class E                       $44.58
                                                    ======
* NON-INCOME PRODUCING SECURITY

(A) SECURITIES PLEDGED AS COLLATERAL ON OPEN FUTURES CONTRACTS. THE RATE SHOWN IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.
ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
LTD. -- LIMITED

The acompanying notes are an integral part of the financial statements.
                                                                               7

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI INDEX FUNDS -- SEPTEMBER 30, 2000 (UNAUDITED)

BOND INDEX FUND
--------------------------------------------------------------------------------
                                       FACE         MARKET
DESCRIPTION                         AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 26.2%
   U.S. Treasury Bonds
     11.750%, 02/15/10-11/15/14       $  600        $  800
      8.875%, 02/15/19                   990         1,287
      8.750%, 05/15/17                   445           565
      8.500%, 02/15/20                   200           253
      8.000%, 11/15/21                   180           220
      7.625%, 11/15/22                 1,445         1,707
      6.500%, 11/15/26                   625           660
      6.375%, 08/15/27                   500           520
      6.250%, 08/15/23                 1,375         1,400
   U.S. Treasury Notes
     11.625%, 11/15/02                   200           222
     10.750%, 05/15/03-08/15/05        2,975         3,319
      9.125%, 05/15/09                 1,050         1,150
      7.500%, 11/15/01                   100           102
      7.000%, 07/15/06                   200           210
      6.750%, 05/15/05                   300           311
      6.500%, 05/31/02-10/15/06        2,070         2,120
      6.250%, 01/31/02-06/30/02          750           751
      6.000%, 08/15/04                 1,325         1,329
                                                   -------
Total U.S. Treasury Obligations
   (Cost $16,561)                                   16,926
                                                   -------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS -- 37.2%
   FHLMC
     10.500%, 12/01/17-06/01/19           18            19
      9.500%, 08/01/17-02/01/21           51            52
      9.000%, 11/01/04-07/01/09           19            19
      8.500%, 10/01/01-01/01/10           35            36
      8.000%, 01/01/11-08/01/30          578           587
      7.500%, 05/01/07-11/01/29        1,191         1,190
      7.000%, 09/01/03-10/01/29        1,977         1,945
      6.500%, 07/01/08-05/01/29        2,838         2,737
      6.000%, 06/01/11-04/01/29        1,643         1,554
      5.500%, 02/01/14                   175           166
   FNMA
      9.500%, 02/01/21                     4             4
      9.000%, 11/01/26                    39            41
      8.500%, 05/01/07-04/01/30          159           164
      8.000%, 08/01/07-02/01/30          842           854
      7.500%, 06/01/07-05/01/30        1,206         1,206
      7.000%, 02/01/08-12/01/29        2,470         2,423
      6.500%, 03/01/03-06/01/29        3,076         2,970
      6.000%, 05/01/04-01/01/29        1,958         1,853
      5.500%, 12/01/13-02/01/29          265           246
   GNMA
     11.500%, 04/15/15                    22            24
     10.000%, 09/15/18-02/20/21           14            15
      9.500%, 09/15/09-07/15/17           24            25
      9.000%, 11/15/19-09/15/25          245           254
      8.500%, 02/15/17-11/15/22          157           161
      8.000%, 10/15/07-03/15/30          532           541
      7.500%, 01/15/23-01/15/30        1,065         1,067
      7.000%, 06/15/14-07/15/29        1,833         1,808
      6.500%, 03/15/11-07/15/29        1,730         1,668
      6.000%, 09/15/28-02/15/29          440           413
                                                   -------
Total U.S. Agency Mortgage-Backed Obligations
   (Cost $24,362)                                   24,042
                                                   -------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.4%
   FFCB
      6.000%, 10/01/01                   300           299
   FHLB
      6.000%, 08/15/02                   225           223
      5.800%, 09/02/08                   250           235
      5.580%, 08/17/01                   300           298
      5.440%, 10/15/03                   150           146
   FHLMC
      7.900%, 09/19/01                   250           253
      7.000%, 07/15/05                   235           239
      6.750%, 09/15/29                   100            98
      6.450%, 04/29/09                   400           379
      6.300%, 06/01/04                   300           295
      5.750%, 06/15/01-04/15/08        1,750         1,716
   FNMA
      8.250%, 12/18/00                    50            50
      7.500%, 02/11/02                   100           101
      7.125%, 01/15/30                    35            36
      6.250%, 05/15/29                   225           209
      6.000%, 05/15/08                   650           621
      5.250%, 01/15/09                   650           587
      4.750%, 11/14/03                   700           665
   FNMA (A)
      8.764%, 07/05/14                   415           162
   FNMA MTN
      6.240%, 01/14/08                   150           143
   Resolution Funding Corporation
      8.875%, 04/15/30                   230           290
   Tennessee Valley Authority
      6.375%, 06/15/05                   200           197
      6.000%, 03/15/13                   100            92
                                                   -------
Total U.S. Government Agency Obligations
   (Cost $7,393)                                     7,334
                                                   -------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                         FACE        MARKET
DESCRIPTION                          AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 19.4%
   Alcoa
      6.750%, 01/15/28                 $  85         $  76
   Alltel
      6.800%, 05/01/29                   100            85
   American Airlines
      7.024%, 10/15/09                   125           122
   Associates of North America
      5.750%, 11/01/03                   375           363
      5.600%, 01/15/01                   300           299
   AT&T
      5.625%, 03/15/04                   500           477
   AT&T Capital MTN
      6.600%, 05/15/05                   200           196
   Auburn Hills Trust
     12.000%, 05/01/20                   100           142
   Bank of America
      7.625%, 04/15/05                   100           102
   Bankamerica Capital II
      8.000%, 12/15/26                   125           117
   BellSouth Telecommunications
      6.500%, 06/15/05                   100            98
   Boeing
      6.750%, 09/15/02                   150           150
   Bowater
      9.000%, 08/01/09                   150           156
   Burlington Northern Santa Fe
      6.125%, 03/15/09                   100            91
   Cabot
      8.340%, 08/05/22                   500           481
   Campbell Soup
      8.875%, 05/01/21                   300           341
   Canada Government
      5.250%, 11/05/08                   265           240
   Capital One Bank
      6.700%, 05/15/08                   100            92
   Caterpillar
      8.000%, 02/15/23                    50            50
   Chase Manhattan
      8.625%, 05/01/02                   150           154
   CIT Group
      5.875%, 10/15/08                   200           179
   CitiFinancial
      6.500%, 08/01/04                   150           147
   Citigroup
      8.625%, 02/01/07                   200           216
   CNA Financial
      6.600%, 12/15/08                   100            88
   Coastal
      9.625%, 05/15/12                   125           143
   Coca-Cola Enterprises
      8.500%, 02/01/22                   100           106
   ConAgra
      7.400%, 09/15/04                   260           261
   Conoco
      6.950%, 04/15/29                   100            92
   Countrywide Home Loan MTN
      7.200%, 10/30/06                   100            98
   CP&L Energy
      7.500%, 03/01/23                    85            79
   DaimlerChrysler
      7.450%, 03/01/27                    40            38
   Dell Computer
      7.100%, 04/15/28                   100            90
   Diageo PLC
      8.000%, 09/15/22                   100           101
   EI du Pont de Nemours
      8.250%, 09/15/06                   100           107
   Enron
      6.750%, 09/01/04                   100            99
   EOP Operating LP
      6.800%, 01/15/09                   150           139
   Federated Department Stores
      8.125%, 10/15/02                   150           151
   First Union
     6.300%, 04/15/28                    300           272
   FleetBoston Financial
      6.375%, 05/15/08                   150           141
   Ford Motor
      6.625%, 02/15/28                   125           105
   Ford Motor Credit
      7.500%, 01/15/03                   125           126
      6.125%, 01/09/06                   400           378
   General Electric Global
     Insurance
      7.000%, 02/15/26                   100            92
   General Motors Acceptance
      8.500%, 01/01/03                   150           155
   Hertz
      7.000%, 01/15/28                   100            87
   Household Finance MTN
      6.125%, 07/15/02                   100            98
   JP Morgan
      5.750%, 10/15/08                   200           181
   Marconi PLC
      7.750%, 09/15/10                   125           124
   May Department Stores
      9.875%, 12/01/02                   100           106
   Midamerican Energy Holdings
      8.480%, 09/15/28                    70            73
   Morgan Stanley Dean Witter
      6.875%, 03/01/07                   200           197
   National City Bank of Michigan
      8.500%, 05/15/02                   250           255

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI INDEX FUNDS -- SEPTEMBER 30, 2000 (UNAUDITED)

BOND INDEX FUND--CONCLUDED
--------------------------------------------------------------------------------
                                        FACE        MARKET
DESCRIPTION                         AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
   New Century Energies
      7.125%, 06/01/06                $  200        $  198
   New York Telephone
      8.625%, 11/15/10                   200           215
   News America Holdings
      7.700%, 10/30/25                   150           138
   Niagara Mohawk Power
      7.750%, 05/15/06                   225           230
   Nordstrom
      5.625%, 01/15/09                   100            85
   Norfolk Southern
      7.700%, 05/15/17                   170           164
   Occidental Petroleum
      7.375%, 11/15/08                   200           198
   Oracle
      6.720%, 02/15/04                   100            99
   Park Place Entertainment
      7.375%, 06/01/02                    50            50
   PG&E
      6.750%, 10/01/23                   100            84
   Raytheon
      7.200%, 08/15/27                   200           182
   Rhom & Haas
      7.400%, 07/15/09                   200           199
   R.R. Donnelley & Sons
      9.125%, 12/01/00                   239           240
   Salomon Smith Barney Holdings
      7.375%, 05/15/07                   250           251
   Societe Generale
      7.400%, 06/01/06                   100           100
   Sprint
      9.250%, 04/15/22                   150           173
   Sun Microsystems
      7.350%, 08/15/04                   200           202
   Target
      6.400%, 02/15/03                   150           148
   TCI Communications
      8.750%, 08/01/15                   100           107
   Texas Utilities Electric
      6.750%, 03/01/03                   150           149
   Viacom
      7.750%, 06/01/05                   550           563
   Virginia Electric Power
      7.375%, 07/01/02                   150           151
   Wells Fargo
      8.375%, 05/15/02                   230           235
                                                   -------
Total Corporate Bonds
   (Cost $12,914)                                   12,517
                                                   -------
ASSET-BACKED OBLIGATIONS -- 1.8%
   DaimlerChrysler Auto Trust,
     Ser 2000-B, Cl A4
      7.630%, 06/08/05                   350           358
   Discover Card Master Trust I,
     Ser 1998-6, Cl A
      5.850%, 01/17/06                   400           390
   Discover Card Master Trust I,
     Ser 1999-6, Cl A
      6.850%, 07/17/07                    96            95
   Peco Energy Transition Trust,
     Ser 1999-A, Cl A7
      6.130%, 03/01/09                   150           143
   Sears Credit Account Master
     Trust II, Ser 1995-3, Cl A
      7.000%, 10/15/04                   188           188
                                                   -------
Total Asset-Backed Obligations
   (Cost $1,193)                                     1,174
                                                   -------
MORTGAGE-BACKED OBLIGATIONS -- 1.9%
   Bear Stearns
     Commercial Mortgage Securities,
     Ser 1999-WF2, Cl A2
      7.080%, 06/15/09                   200           200
   DLJ Commercial Mortgage,
     Ser 1998-CF2, Cl A1B
      6.240%, 11/12/31                   200           189
   Heller Financial Commercial
     Mortgage, Ser 1999-PH1, Cl A2
      6.847%, 05/15/31                   200           196
   JP Morgan
     Commercial Mortgage,
     Ser 2000-C10, Cl A2
      7.371%, 08/15/32                   200           201
   Morgan Stanley Capital I,
     Ser 1998-WF1, Cl A
      6.250%, 07/15/07                   456           447
                                                   -------
Total Mortgage-Backed Obligations
   (Cost $1,222)                                     1,233
                                                   -------
YANKEE BONDS -- 8.2%
   DaimlerChrysler Holdings
      6.900%, 09/01/04                   100           100
   Delphi Auto Systems
      6.500%, 05/01/09                   100            91
   Deutsche Telekom
      8.000%, 06/15/10                   250           257
   Diageo Capital PLC
      6.625%, 06/24/04                   250           247
   Electronic Data Systems
      7.125%, 10/15/09                    75            74

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       FACE         MARKET
DESCRIPTION                        AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
   Ford Motor Credit
      5.750%, 02/23/04                $  525        $  501
   Goldman Sachs Group
      7.800%, 01/28/10                   100           102
   Hydro-Quebec
      9.500%, 11/15/30                    50            61
   Inter-American
     Development Bank
      5.750%, 02/26/08                    80            76
   International Bank
      8.250%, 09/01/16                   200           222
   Kingdom of Spain
      7.000%, 07/19/05                   160           162
   Korea Development Bank
      7.375%, 09/17/04                   200           197
   LB Baden-Wuerttemberg
      7.875%, 04/15/04                   250           258
   Malaysia
      8.750%, 06/01/09                    50            53
   Merita Bank Ltd.
      6.500%, 01/15/06                   200           190
   Norsk Hydro
      6.360%, 01/15/09                   160           149
   Province of Ontario
      8.000%, 10/17/01                   250           253
      6.000%, 02/21/06                   100            96
   Province of Saskatchewan
      9.125%, 02/15/21                    50            58
   Quebec Province
      8.625%, 01/19/05                   500           531
   Republic of Ireland
      7.875%, 12/01/01                   200           202
   Republic of Italy
      6.875%, 09/27/23                   100            98
   Santander Financial
      7.750%, 05/15/05                   250           254
   Sanwa Finance Aruba
      8.350%, 07/15/09                   100           100
   Sony
      6.125%, 03/04/03                   250           246
   Sumitomo Bank
      8.500%, 06/15/09                   100           102
   Trans-Canada Pipelines
      8.625%, 05/15/12                   150           162
   Tyco International Group
      6.125%, 01/15/09                   100            92
   Wal-Mart Stores
      6.875%, 08/10/09                   100            99
   Walt Disney
      6.750%, 03/30/06                   100           100
   Worldcom
      6.400%, 08/15/05                   150           145
                                                   -------
Total Yankee Bonds
   (Cost $5,307)                                     5,278
                                                   -------
REPURCHASE AGREEMENT -- 0.4%
   Morgan Stanley
     6.600%, dated 09/29/00,
     matures 10/02/00, repurchase
     price $242,613 (collateralized
     by various U.S. Treasury
     obligations, par value $177,326,
     6.300%, 10/02/00, total market
     value $248,603)                     $243          243
                                                   -------
Total Repurchase Agreement
   (Cost $243)                                         243
                                                   -------
Total Investments -- 106.5%
   (Cost $69,195)                                   68,747
                                                   -------
Other Assets and Liabilities, Net -- (6.5%)         (4,176)
                                                   -------
NET ASSETS:
Fund Shares of Class A
   (unlimited authorization -- no par value)
   based on 6,309,816 outstanding shares
   of beneficial interest                           65,880
Undistributed net investment income                     18
Accumulated net realized loss on investments          (879)
Net unrealized depreciation on investments            (448)
                                                   -------
Total Net Assets -- 100.0%                         $64,571
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                       $10.23
                                                    ======

(A) ZERO COUPON SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.

CL -- CLASS
FFCB -- FEDERAL FARM CREDIT BANK
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
LP -- LIMITED PARTNERSHIP
LTD. -- LIMITED
MTN -- MEDIUM TERM NOTE
PLC -- PUBLIC LIMITED COMPANY
SER -- SERIES

The acompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------
SEI INDEX FUNDS -- FOR THE SIX MONTH PERIOD ENDED SEPTEMBER 30, 2000 (UNAUDITED)

                                                                                       ---------            ------
                                                                                         S&P 500            BOND
                                                                                          INDEX             INDEX
                                                                                          FUND               FUND
                                                                                       ---------            ------
INVESTMENT INCOME:
   Dividends                                                                           $  17,201            $   --
   Interest Income                                                                         1,370             2,358
                                                                                       ---------            ------
   Total investment income                                                                18,571             2,358
                                                                                       ---------            ------
EXPENSES:
   Management fees                                                                         3,409               122
   Waiver of management fees                                                                (372)              (27)
   Investment advisory fees                                                                  465                24
   Custodian/Wire Agent Fees                                                                 109                 2
   Transfer Agent fees                                                                        26                 1
   Professional fees                                                                          38                 1
   Registration fees                                                                         115                 3
   Trustee fees                                                                               10                --
   Pricing                                                                                     8                 3
   Insurance Expense                                                                          26                --
   Shareholder Servicing Fees                                                              3,359                88
   Waiver of Shareholder Servicing Fees                                                   (2,597)              (88)
   Printing Expense                                                                           20                 3
   Licensing Fee                                                                              23                --
   Other expenses                                                                              3                --
                                                                                       ---------            ------
   Total expenses                                                                          4,642               132
                                                                                       ---------            ------
NET INVESTMENT INCOME                                                                     13,929             2,226
                                                                                       ---------            ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net Realized Loss from Securities Sold                                                (22,020)               (4)
   Net Realized Gain from Futures Contracts                                                  121                --
                                                                                       ---------            ------
   Net Realized Loss from Investment Transactions                                        (21,899)               (4)
                                                                                       ---------            ------
   Change in Unrealized Appreciation (Depreciation) on investment Securities            (105,030)              907
   Change in Unrealized Depreciation on Futures Contracts                                 (2,966)               --
                                                                                       ---------            ------
   Net Change in Unrealized Appreciation (Depreciation) on Investments                  (107,996)              907
                                                                                       ---------            ------
   Net Realized and Unrealized Gain (Loss) on Investments                               (129,895)              903
                                                                                       ---------            ------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                  $(115,966)           $3,129
                                                                                       =========            ======

AMOUNTS DESIGNATED AS "--" ARE ZERO OR HAVE BEEN ROUNDED TO ZERO.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
SEI INDEX FUNDS -- FOR THE SIX MONTH PERIOD ENDED SEPTEMBER 30, 2000 (UNAUDITED) AND FOR THE YEAR ENDED MARCH 31, 2000

                                                                       --------------------------------------------------
                                                                              S&P 500 INDEX            BOND INDEX
                                                                                  FUND                    FUND
                                                                       --------------------------------------------------
                                                                            4/1/00     4/1/99      4/1/00      4/1/99
                                                                            9/30/00    3/31/00     9/30/00     3/31/00
                                                                         ----------  ----------    ---------  ---------
OPERATIONS:
   Net investment income                                                 $   13,929  $   26,830    $   2,226  $   3,815
   Net realized Loss from Securities Sold                                   (21,899)    (12,091)          (4)      (404)
   Net change in unrealized Appreciation (depreciation)
     of investments                                                        (107,996)    423,912          907     (2,209)
                                                                         ----------  ----------    ---------  ---------
   Net Increase (Decrease) in net assets from operations                   (115,966)    438,651        3,129      1,202
                                                                         ----------  ----------    ---------  ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment income:
     Class A                                                                 (3,853)     (7,075)      (2,225)    (3,798)
     Class E                                                                 (9,355)    (19,070)          --         --
   Net Capital gains:
     Class A                                                                     --      (5,677)          --         --
     Class E                                                                     --     (13,435)          --         --
                                                                         ----------  ----------    ---------  ---------
     Total Distributions                                                    (13,208)    (45,257)      (2,225)    (3,798)
                                                                         ----------  ----------    ---------  ---------
CAPITAL SHARE TRANSACTIONS:
CLASS A:
   Proceeds from Shares issued                                              258,093     448,334       12,136     36,555
   Reinvestment of cash distributions                                         3,678      12,084          582        860
   Cost of Shares redeemed                                                 (207,517)   (266,547)     (19,552)   (21,299)
                                                                         ----------  ----------    ---------  ---------
   Increase (Decrease) in Net Assets Derived from
     Class A Transactions                                                    54,254     193,871       (6,834)    16,116
                                                                         ----------  ----------    ---------  ---------
CLASS E:
   Proceeds from Shares issued                                              232,009     553,797           --         --
   Reinvestment of cash distributions                                         6,441      21,923           --         --
   Cost of Shares redeemed                                                 (213,138)   (399,088)          --         --
                                                                         ----------  ----------    ---------  ---------
   Increase in Net Assets Derived from
     Class E Transactions                                                    25,312     176,632           --         --
                                                                         ----------  ----------    ---------  ---------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                                              79,566     370,503       (6,834)    16,116
                                                                         ----------  ----------    ---------  ---------
   Net increase (Decrease) in net assets                                    (49,608)    763,897       (5,930)    13,520
                                                                         ----------  ----------    ---------  ---------
NET ASSETS:
   Beginning of Period                                                    3,058,052   2,294,155       70,501     56,981
                                                                         ----------  ----------    ---------  ---------
   End of Period                                                         $3,008,444  $3,058,052    $  64,571  $  70,501
                                                                         ==========  ==========    =========  =========
SHARES ISSUED AND REDEEMED:
CLASS A:
   Shares issued                                                              5,727      10,455        1,203      3,589
   Shares issued in lieu of cash distributions                                   80         283           58         85
   Shares redeemed                                                           (4,586)     (6,272)      (1,932)    (2,092)
                                                                         ----------  ----------    ---------  ---------
     Total Class A Transactions                                               1,221       4,466         (671)     1,582
                                                                         ----------  ----------    ---------  ---------
CLASS E:
   Shares issued                                                              5,130      13,075           --         --
   Shares issued in lieu of cash distributions                                  140         512           --         --
   Shares Redeemed                                                           (4,719)     (9,354)          --         --
                                                                         ----------  ----------    ---------  ---------
     Total Class E Transactions                                                 551       4,233           --         --
                                                                         ----------  ----------    ---------  ---------
   Net Increase (Decrease) From Share Transactions                            1,772       8,699         (671)     1,582
                                                                         ==========  ==========    =========  =========

Amounts designated as "--" are zero or have been rounded to zero

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SEI INDEX FUNDS

FOR A SHARE OUTSTANDING THROUGHOUT THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2000 (UNAUDITED), AND THE YEARS ENDED MARCH 31,



                                                                                                                      RATIO OF NET
          NET ASSET            NET REALIZED AND  DIVIDENDS DISTRIBUTIONS  NET ASSET                         RATIO OF   INVESTMENT
            VALUE,       NET       UNREALIZED    FROM NET      FROM        VALUE,             NET ASSETS    EXPENSES     INCOME
          BEGINNING  INVESTMENT  GAINS (LOSSES) INVESTMENT    CAPITAL      END OF    TOTAL      END OF     TO AVERAGE  TO AVERAGE
          OF PERIOD    INCOME    ON SECURITIES   INCOME        GAINS       PERIOD   RETURN   PERIOD (000)  NET ASSETS  NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
------------------
S&P 500 INDEX FUND
------------------
  CLASS A (+)
  2000*     $46.42      $0.19       $(1.97)       $(0.18)     $   --       $44.46  (3.86)%**   $1,014,811      0.40%      0.80%
  2000       40.13       0.39         6.60         (0.39)      (0.31)       46.42  17.52        1,002,691      0.40       0.93
  1999       34.71       0.40         5.76         (0.40)      (0.34)       40.13  18.05          687,706      0.40       1.11
  1998       24.06       0.41        10.86         (0.41)      (0.21)       34.71  47.43          451,077      0.40       1.37
  1997       20.87       0.48         3.47         (0.43)      (0.33)       24.06  19.22          108,770      0.40       1.84
  1996(1)    20.82         --         0.05            --          --        20.87   0.24**          3,007      0.46       0.97
  CLASS E (++)
  2000*     $46.54      $0.22       $(1.97)       $(0.21)     $   --       $44.58  (3.78)%**   $1,993,633      0.25%      0.95%
  2000       40.23       0.45         6.62         (0.45)      (0.31)       46.54  17.79        2,055,361      0.25       1.07
  1999       34.77       0.57         5.68         (0.45)      (0.34)       40.23  18.29        1,606,449      0.25       1.26
  1998       24.10       0.45        10.88         (0.45)      (0.21)       34.77  47.62        1,300,924      0.25       1.55
  1997       20.88       0.46         3.54         (0.45)      (0.33)       24.10  19.46          835,889      0.25       2.03
  1996       16.40       0.44         4.72         (0.37)      (0.31)       20.88  31.88          630,566      0.25       2.31
---------------
BOND INDEX FUND
---------------
  2000*     $10.10      $0.32       $ 0.13        $(0.32)     $   --       $10.23   4.55%**       $64,571      0.38%      6.33%
  2000       10.55       0.61        (0.45)        (0.61)         --        10.10   1.62           70,501      0.38       6.02
  1999       10.52       0.62         0.03         (0.62)         --        10.55   6.25           56,981      0.38       5.79
  1998       10.01       0.64         0.51         (0.64)         --        10.52  11.81           43,282      0.38       6.22
  1997       10.26       0.64        (0.21)        (0.68)         --        10.01   4.36           35,691      0.38       6.26
  1996(2)     9.90       0.64         0.36         (0.64)         --        10.26  10.31           51,185      0.38       6.20

[table continued]

                          RATIO OF
            RATIO      NET INVESTMENT
          OF EXPENSES      INCOME
          TO AVERAGE     TO AVERAGE
          NET ASSETS     NET ASSETS  PORTFOLIO
          (EXCLUDING     (EXCLUDING  TURNOVER
            WAIVERS)      WAIVERS)     RATE
----------------------------------------------
------------------
S&P 500 INDEX FUND
------------------
  CLASS A (+)
  2000*       0.42%          0.78%       6%
  2000        0.43           0.90        7
  1999        0.44           1.07        7
  1998        0.44           1.33        4
  1997        0.46           1.78        2
  1996(1)     0.58           0.85        3
  CLASS E (++)
  2000*       0.52%          0.68%       6%
  2000        0.52           0.80        7
  1999        0.54           0.97        7
  1998        0.54           1.26        4
  1997        0.54           1.74        2
  1996        0.35           2.21        3
---------------
BOND INDEX FUND
---------------
  2000*       0.70%          6.01%      14%
  2000        0.71           5.69       47
  1999        0.72           5.45       40
  1998        0.78           5.82       44
  1997        0.71           5.93       46
  1996(2)     0.48           6.10       59


 * FOR THE SIX MONTHS ENDED 9/30/00. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
**  TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
 + ON JULY 31, 1997 THE BOARD OF TRUSTEES APPROVED THE RENAMING OF THE CLASS E SHARES TO CLASS A SHARES.
++ ON JULY 31, 1997 THE BOARD OF TRUSTEES APPROVED THE RENAMING OF THE CLASS A SHARES TO CLASS E SHARES.
(1) S&P 500 INDEX CLASS A SHARES, FORMERLY THE CLASS E SHARES, WERE OFFERED BEGINNING FEBRUARY 28, 1996. ALL RATIOS FOR THAT PERIOD HAVE BEEN ANNUALIZED.
(2) THE INVESTMENT ADVISER WAS CHANGED FROM WORLD ASSET MANAGEMENT TO MELLON BOND ASSOCIATES EFFECTIVE OCTOBER 2, 1996.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SEI INDEX FUNDS -- SEPTEMBER 30, 2000 (UNAUDITED)

1.   ORGANIZATION
SEI Index Funds (the "Trust") was organized as a Massachusetts Business Trust under a Declaration of Trust dated March 6, 1985. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company with two funds: the S&P 500 Index Fund and the Bond Index Fund (the "Funds"). The Trust's prospectus provides a description of each Fund's investment objectives, policies and strategies. The trust is registered to offer Class A and Class E shares of the S&P 500 Index Fund and Class A shares of the Bond Index Fund. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held.

2.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies followed by the Funds.
     SECURITY VALUATION -- Investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost.
     FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code. Accordingly, no provisions for Federal income taxes are required in the accompanying financial statements.
     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using a method which approximates the effective interest method.
     REPURCHASE AGREEMENTS -- Securities pledged as collateral for Repurchase Agreements are held by the custodian bank until the respective agreements mature. Provisions of the Repurchase Agreements and procedures adopted by SEI Investments Fund Management (the "Manager") and the adviser ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.
     FUTURES CONTRACTS -- The S&P 500 Index Fund invests in S&P 500 futures contracts. For each S&P 500 futures contract, the Fund pledges Treasury bills with the broker valued at approximately $10,000 per contract. Subsequent payments to and from the broker are made on a daily basis or upon expiration or closing of the position, as the value of the S&P 500 Index fluctuates. These fluctuations make the positions in the futures contracts more or less valuable, which results in gains or losses to the Fund. The S&P 500 Index Fund's investment in S&P 500 Index futures contracts is designed to assist the Fund in more closely approximating the performance of the S&P 500 Index. Risks of entering into S&P 500 Index futures contracts include the possibility that there may be an illiquid market and that a change in the

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SEI INDEX FUNDS -- SEPTEMBER 30, 2000 (UNAUDITED)

value of the contract may not correlate with changes in the value of the underlying securities. Should the S&P 500 Index move unexpectedly, the Fund may not receive the anticipated benefits from the S&P 500 Index futures contracts and may realize a loss.
     A summary of the open S&P 500 Index futures contracts held by the S&P 500 Index Fund at September 30, 2000, is as follows:

               CONTRACT                         UNREALIZED
  NUMBER OF      VALUE                         DEPRECIATION
  CONTRACTS      (000)          EXPIRATION         (000)
  ---------    --------         ----------     ------------
     101        $36,706          12/15/00         $(937)

     CLASSES -- Class specific expenses are borne by that class of shares. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.
     EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Fund are prorated to the Funds on the basis of relative net assets.
     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated on each business day. In general, it is computed by dividing the assets of each fund, less its liabilities, by the number of outstanding shares of the Fund.
     OTHER -- Distributions from net investment income for the Funds are paid to shareholders in the form of monthly dividends for the Bond Index Fund and quarterly for the S&P 500 Index Fund. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.
     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principals.

3.   TRANSACTIONS WITH AFFILIATES
The Trust and the Manager are parties to management agreements for the S&P 500 Index Fund and bond Index Fund dated July 25, 1986 and January 20, 1986, respectively, under which the Manager provides management, administrative, transfer agent, and shareholder services to the Funds for an annual fee equal to
 .22% of the average daily net assets of the S&P 500 Index Fund and .35% of average daily net assets of the Bond Index Fund. The Manager has agreed to waive its fee so that the total annual expenses of each Fund will not exceed voluntary expense limitations adopted by the Manager. In the event that the total annual expenses of a Fund, after reflecting a waiver of all fees by the Manager, exceed the specific limitation, the Manager has agreed to bear such excess. Any such waiver is voluntary and may be terminated at any time at the Manager's sole discretion.
     Certain officers of the Trust are also officers of the Manager. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers is paid by the Manager.
     SEI Investments Distribution Company ("the Distributor"), a wholly-owned subsidiary of SEI Investments and a registered broker-dealer, acts as the distributor of the shares of the Trust under the Distribution Agreements. The Trust has adopted shareholder servicing plans (the "Plans") for its Class A and Class E shares pursuant to which shareholder servicing fees of up to .15% or
 .25%, respectively, and for the Bond Index Fund up to .25%, of the average daily net assets attributable to the particular class of shares are paid to the Distributor. Under the Plans, the Distributor may perform, or may compensate other service providers for performing, certain shareholder and administrative services. Under the Plans, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

4.   INVESTMENT ADVISORY AND CUSTODIAN AGREEMENT
Under an investment advisory agreement dated November 18, 1998, SEI Investments Management Corporation ("SIMC") serves as the Investment Adviser of the S&P 500 Index Fund. For its services as

--------------------------------------------------------------------------------





Investment Adviser, SIMC receives a monthly fee at an annual rate of .03% of the average daily net assets of the S&P 500 Index Fund. World Asset Management serves as an investment sub-advisor of the S&P 500 Index Fund and is party to an investment sub-advisory agreement with the Trust and SIMC dated November 18, 1998. Mellon Bond Associates serves as the Investment Adviser of the Bond Index Fund under an advisory agreement dated October 2, 1996. For its services as Investment Adviser, Mellon Bond Associates receives a monthly fee at an annual rate of .07% of the average daily net assets of the Bond Index Fund.
     Comerica Bank, an affiliate of World Asset Management, serves as custodian of the Funds under an agreement dated January 3, 1986.

5.   INVESTMENT TRANSACTIONS
The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments, during the period ended September 30, 2000, were as follows:

                              U.S.
                           GOVERNMENT
                           SECURITIES  ALL OTHER   TOTAL
                              (000)      (000)     (000)
                           ----------  ---------   -----
S&P 500 INDEX FUND
Purchases                    $  --     $278,914   $278,914
Sales                           --      175,506    175,506
BOND INDEX FUND
Purchases                    5,795        3,880      9,675
Sales                       10,761          295     11,056

     The aggregate gross unrealized appreciation and depreciation on securities at September 30, 2000, for each Fund is as follows:

                                                       NET
                                                    UNREALIZED
                        APPRECIATED  DEPRECIATED   APPRECIATION
                        SECURITIES   SECURITIES   (DEPRECIATION)
                           (000)        (000)         (000)
                        -----------  -----------  --------------
S&P 500 Index Fund      $1,479,659    $(152,196)   $1,327,463
Bond Index Fund                739       (1,187)         (448)

     The Bond Index Fund invests primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The ability of the issuers of the repurchase agreements and other bonds held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. The market value of the Fund's investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A summary of credit quality ratings for securities held by the Fund at September 30, 2000, is as follows:

                                                   % OF
                                                   FUND
                MOODY'S                            VALUE
                -------                         ---------
U.S. Government Securities                        70.28%
Repurchase Agreements                              0.35
Other Bonds
     Aaa .................................         4.32
     Aa ..................................         4.78
     A ...................................        14.16
     Baa .................................         6.11
                                                 ------
                                                 100.00%
                                                 ======

6.   LINE OF CREDIT
The Funds have a bank line of credit. Borrowings under the line of credit are secured by investment securities of the Funds equal to 110% of such borrowings which may not exceed 10% of the Funds' total assets. During the period ended September 30, 2000, no borrowings were made from this line of credit.

                                      NOTES

                                      NOTES

                                      NOTES

--------------------------------------------------------------------------------
SEI INDEX FUNDS
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

Robert A. Nesher
CHAIRMAN

TRUSTEES
William M. Doran
F. Wendell Gooch
Rosemarie B. Greco
James M. Storey
George J. Sullivan, Jr.

OFFICERS
Edward D. Loughlin
PRESIDENT AND CHIEF EXECUTIVE OFFICER
Mark Nagle
CONTROLLER AND CHIEF FINANCIAL OFFICER
Todd Cipperman
VICE PRESIDENT, ASSISTANT SECRETARY
Timothy D. Barto
VICE PRESIDENT, ASSISTANT SECRETARY
James Foggo
VICE PRESIDENT, ASSISTANT SECRETARY
Kevin P. Robins
VICE PRESIDENT, ASSISTANT SECRETARY
Cynthia M. Parrish
VICE PRESIDENT, ASSISTANT SECRETARY
Lydia Gavalis
VICE PRESIDENT, ASSISTANT SECRETARY
Christine McCullough
VICE PRESIDENT, ASSISTANT SECRETARY
Richard W. Grant
SECRETARY
John H.Grady
ASSISTANT SECRETARY

INVESTMENT ADVISERS
SEI Investments Management Corporation
Mellon Bond Associates

SUB-ADVISER
World Asset Management

MANAGER AND SHAREHOLDER SERVICING AGENT
SEI Investments Fund Management

DISTRIBUTOR
SEI Investments Distribution Co.

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

THIS SEMI-ANNUAL REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE TRUST AND MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. SHARES OF THE SEI FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
(FDIC), THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SEI INVESTMENTS DISTRIBUTION CO., THE DISTRIBUTOR OF THE SEI FUNDS, IS NOT AFFILIATED WITH ANY BANK.

[SEI logo omitted]
SEI INVESTMENTS DISTRIBUTION CO.
OAKS, PA 19456
800-DIAL-SEI/800-342-5734

SEI-F-040 (9/00)